UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 7, 1998

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Virginia                      001-13467              56-1641133
(State or Other Jurisdiction    (Commission File Number)   (IRS Employer
 of Incorporation)                                           Identification No.)


         911 East Leigh Street, Suite G-19, Richmond, Virginia        23219
                    (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:  (804) 648-3820



                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On May 7, 1998, the Registrant announced the appointment of former Virginia Governor George Allen to its Board of Directors. A copy of the press release relating to the announcement is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  99.1 Press Release, dated May 7, 1998, announcing the appointment of former Virginia Governor George Allen to the Registrant's Board of Directors.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COMMONWEALTH BIOTECHNOLOGIES, INC.



                                        By:     /s/ Robert B. Harris, Ph.D.
                                                 --------------------------
                                                 Robert B. Harris, Ph.D.
                                                 President







May 8, 1998

                                 EXHIBIT INDEX


Number            Description of Exhibit
------            ----------------------

99.1 Press Release, dated May 7, 1998, announcing the appointment of former Virginia Governor George Allen to the Registrant's Board of Directors.